SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 10, 2004

                         Poster Financial Group, Inc.
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             (Exact name of Registrant as specified in its charter)

   Nevada                      333-114335                56-2370836
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(Commission                (I.R.S. Employer       (State or other jurisdiction
of incorporation)            File Number)            Identification No.)

       129 E. Fremont Street, Las Vegas, NV                         89101
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       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (702) 385-7111


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         (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

Exhibit 99.1 Press release dated August 10, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 10, 2004, the registrant issued a press release announcing its results of operations and financial condition for the quarter ended June 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  August 10, 2004                     Poster Financial Group, Inc.

                                            By:    /s/ Dawn M. Prendes
                                                  -----------------------------
                                            Name:    Dawn M. Prendes
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Name
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   99.1                    Press release dated August 10, 2004